UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 January 26, 2007                                0-25753
-------------------------------------------------        ----------------------
 Date of Report (Date of earliest event reported)        Commission File Number


                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



              Nevada                                  87-0449667
--------------------------------         -------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
 incorporation or organization)



               902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
--------------------------------------------------------------------------------
                   (Address of Principal Executive Offices) (Zip Code)


                                     (561) 998-7557
--------------------------------------------------------------------------------
                  (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)

Item 1.01  Entry into a Material Definitive Agreement.

         On January 26, 2007, we entered into an agreement with Rentar Environmental Solutions, Inc., ("Rentar"), to co-develop a Fuel Efficiency Module that combines Rentar's fuel consumption reducing device and our software platform's ability to provide fleet-wide fuel consumption reporting and other data required to document fuel tax credits. In addition, the two companies have agreed to develop another module designed to document the exact amount of reduction of harmful emissions attributed to Rentar's Fuel Catalyst and enable users to generate emissions credits that are tradeable under the protocols of the Kyoto Treaty.

Item 9.01  Financial Statements and Exhibits.

(a)      Financial Statements

         None

(b)      Exhibits

         None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 30, 2007                   FITTIPALDI LOGISTICS, INC.



                                          By:      /s/ David S. Brooks
                                                   -------------------
                                                   David S. Brooks
                                                   Chief Executive Officer


















                                       2